Acquisitions and Divestitures	12 Months Ended
Dec. 31, 2016
Business Combinations [Abstract]
Acquisitions and Divestitures
Acquisitions and Divestitures

On April 1, 2016, BB&T acquired all of the outstanding stock of National Penn, which conducted its business operations primarily through its bank subsidiary, National Penn Bank, which was merged into Branch Bank. National Penn operated other subsidiaries in Pennsylvania, New Jersey and Maryland to provide a wide range of retail and commercial banking and financial products and services. National Penn also operated a trust and investment company, an asset management company and a property and casualty insurance brokerage company. National Penn had 126 banking offices as of the acquisition date. BB&T acquired National Penn in order to increase BB&T’s market share in these areas.

The acquisition of National Penn constituted a business combination. Accordingly, the assets acquired and liabilities assumed are presented at their fair values in the table below. The determination of fair value requires management to make estimates about discount rates, future expected cash flows, market conditions and other future events that are highly subjective in nature and subject to change. These fair value estimates are considered preliminary and are subject to change for up to one year after the closing date of the acquisition as additional information becomes available. Immaterial amounts of the intangible assets recognized are deductible for income tax purposes.

	National Penn
	UPB	Fair Value
	(Dollars in millions)
Assets acquired:
Cash, due from banks and federal funds sold		$216
Securities		2,499
Loans and leases:
Commercial and industrial	$2,817	2,596
CRE-income producing properties	1,450	1,202
CRE-construction and development	165	127
Direct retail lending	801	767
Revolving credit	7	7
Residential mortgage	1,217	1,004
Sales finance	166	162
PCI	181	124
Total loans and leases	$6,804	5,989
Goodwill		795
CDI		67
Other assets		503
Total assets acquired		10,069
Liabilities assumed:
Deposits:
Noninterest-bearing deposits		1,209
Interest-bearing deposits		5,420
Total deposits		6,629
Debt		1,756
Other liabilities		66
Total liabilities assumed		8,451
Consideration paid		$1,618

Cash paid		$555
Fair value of common stock issued, including replacement equity awards		1,063

The purchase price allocation for this acquisition has not been finalized. The following is a description of the methods used to determine the fair values of significant assets and liabilities.

Cash, due from banks and federal funds sold: The carrying amount of these assets is a reasonable estimate of fair value based on the short-term nature of these assets.

Securities: Fair values for securities are based on quoted market prices, where available. If quoted market prices are not available, fair value estimates are based on observable inputs including quoted market prices for similar instruments, quoted market prices that are not in an active market or other inputs that are observable in the market. In the absence of observable inputs, fair value is estimated based on pricing models and/or discounted cash flow methodologies.

Loans and leases: Fair values for loans were based on a discounted cash flow methodology that considered factors including the type of loan and related collateral, classification status, fixed or variable interest rate, term of loan, amortization status and current discount rates. Loans were grouped together according to similar characteristics and were treated in the aggregate when applying various valuation techniques. The discount rates used for loans are based on current market rates for new originations of comparable loans and include adjustments for liquidity concerns. The discount rate does not include a factor for credit losses as that has been included as a reduction to the estimated cash flows.

CDI: This intangible asset represents the value of the relationships with deposit customers. The fair value was estimated based on a discounted cash flow methodology that gave appropriate consideration to expected customer attrition rates, cost of the deposit base, reserve requirements and the net maintenance cost attributable to customer deposits. The CDI is being amortized over 10 years based upon the estimated economic benefits received.

Deposits: The fair values used for the demand and savings deposits by definition equal the amount payable on demand at the acquisition date. The fair values for time deposits are estimated using a discounted cash flow calculation that applies interest rates currently being offered to the contractual interest rates on such time deposits.

Debt: The fair values of long-term debt instruments are estimated based on quoted market prices for the instrument if available, or for similar instruments if not available, or by using discounted cash flow analyses, based on current incremental borrowing rates for similar types of instruments.

Other Acquisitions and Divestitures

On April 1, 2016, BB&T purchased insurance broker Swett & Crawford from Cooper Gay Swett & Crawford for $461 million in cash. The purchase price allocation for this acquisition has not been finalized. Refer to the “Goodwill and Other Intangible Assets” note in the "Notes to Consolidated Financial Statements" for additional information.

See BB&T's Annual Report on Form 10-K for the year ended December 31, 2015 for additional information related to the following transactions.

During the third quarter of 2015, BB&T acquired Susquehanna Bancshares, Inc., resulting in the addition of $18.3 billion in assets and $14.1 billion in deposits. Susquehanna had 245 financial centers in Pennsylvania, Maryland, New Jersey and West Virginia.

During the second quarter of 2015, BB&T acquired The Bank of Kentucky, which provided $2.0 billion in assets, $1.6 billion in deposits and 32 financial centers.

During the second quarter of 2015, BB&T purchased additional ownership interest in AmRisc, LP from the noncontrolling owners in exchange for cash and full ownership of American Coastal, which resulted in a net charge to equity.

During the first quarter of 2015, BB&T acquired 41 financial centers in Texas, which provided $238 million in assets and $1.9 billion in deposits.